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Exhibit 10.10

AMENDMENT NO. 3
TO
AMENDED AND RESTATED TAX SHARING AGREEMENT

        WHEREAS, Zenith National Insurance Corp. ("Zenith National"), and its subsidiaries Zenith Insurance Company, CalRehab Services, Inc. (formerly ZNAT Rehabilitation Services, Inc.), ZNAT Insurance Company, Zenith Star Insurance Company and Perma-Bilt, a Nevada Corporation (the "Existing Subsidiaries), have previously entered into an Amended and Restated Tax Sharing Agreement; and

        WHEREAS, effective September 7, 2005, Zenith Star Insurance Company was merged with Zenith Insurance Company and no longer exists as a separate corporate entity; and

        WHEREAS, effective April 17, 2003, the name of Perma-Bilt was changed to Zenith of Nevada, Inc.; and

        WHEREAS, effective May 20, 2004, CalRehab Services, Inc. was dissolved;

        IN CONSIDERATION OF THE PREMISES, the parties agree as follows:

  1.
  Effective as of September 7, 2005, Zenith Star Insurance Company shall be deleted as a party to the inter-company Amended and Restated Tax Sharing Agreement.

  2.
  Effective as of May 20, 2004, CalRehab Services, Inc. shall be deleted as a party to the inter-company Amended and Restated Tax Sharing Agreement.

  3.
  Effective April 17, 2003, the Amended and Restated Tax Sharing Agreement is amended to reflect the name change of Perma-Bilt to Zenith of Nevada, Inc.

  4.
  In all other respects the Amended and Restated Tax Sharing Agreement remains unchanged.

        IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment No. 3 to be executed on its behalf, this 20th day of October, 2005.

ZENITH NATIONAL INSURANCE CORP.		ZENITH INSURANCE COMPANY
By:	/s/ JACK D. MILLER Jack D. Miller, Executive Vice President	By:	/s/ JACK D. MILLER Jack D. Miller, President
ZENITH OF NEVADA, INC.		ZNAT INSURANCE COMPANY
By:	/s/ HYMAN J. LEE, JR. Hyman J. Lee, Jr., Vice President	By:	/s/ JACK D. MILLER Jack D. Miller, President

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  Exhibit 10.10
AMENDMENT NO. 3 TO AMENDED AND RESTATED TAX SHARING AGREEMENT